EXHIBIT 99.1

T-Mobile Adds 7.0 Million Customers in 2019 – the Sixth Year in a Row with more than 5 Million Net Customers Joining the Un-carrier Movement

Q4 2019 Delivers 1.9 Million Total Net Additions, including 1.0 Million Postpaid Phone Net Additions with
Postpaid Phone Churn Continuing at Near Q4 Record Low Levels

Preliminary Fourth Quarter 2019 Customer Highlights:
•1.9 million total net additions
•1.3 million branded postpaid net additions
•1.0 million branded postpaid phone net additions
•1.01% branded postpaid phone churn
•77,000 branded prepaid net additions
•86.0 million customers in total at year-end 2019

Preliminary Full-Year 2019 Customer Highlights:
•7.0 million total net additions
•4.5 million branded postpaid net additions
•3.1 million branded postpaid phone net additions
•339,000 branded prepaid net additions

BELLEVUE, Wash. — January 7, 2020 - T-Mobile US, Inc. (NASDAQ: TMUS) provided a preliminary view of key customer results for the fourth quarter and full-year 2019. In the fourth quarter, T-Mobile had 1.9 million total net additions, the 27th quarter in a row with more than 1 million total net additions. In addition, the company delivered branded postpaid phone net additions of 1.0 million and branded postpaid phone churn of 1.01% in the fourth quarter. For full-year 2019, T-Mobile had 7.0 million total net additions, including 4.5 million branded postpaid net additions - beating its increased customer guidance range of 4.1 to 4.3 million for the full-year 2019. T-Mobile's total customer base was 86.0 million at year-end 2019, an increase of approximately 53 million since T-Mobile launched the Un-carrier in 2013.

“T-Mobile delivered another incredible fourth quarter with strong customer growth, despite a very competitive environment - and we did it while lighting up the country's first nationwide 5G network and working to close our merger with Sprint.” said John Legere, CEO of T-Mobile. “7 million net customers have chosen to join the Un-carrier movement in 2019, and they are choosing T-Mobile because we treat them right, we eliminate their pain points, and we are changing the rules of this industry for customers everywhere."

Preliminary Fourth Quarter and Full-Year 2019 Customer Results

T-Mobile continued to demonstrate the brand’s ongoing strength and momentum in the fourth quarter of 2019, reflected once again by the company’s strong net customer additions. T-Mobile’s unrivaled customer-experience obsession provides customers with access to a host of Un-carrier benefits solving everyday pain points and the best customer service in the industry with T-Mobile’s Team of Experts. T-Mobile added 1.9 million total net customers in the fourth quarter - bringing its total customer base to 86.0 million at year-end 2019. This marks the 27th consecutive quarter that T-Mobile has generated more than 1 million total net customer additions. Notably, the company lit up America’s first nationwide 5G network in the fourth quarter of 2019 using 600 MHz spectrum – a foundational layer of its 5G network – covering more than 200 million people and more than 1 million square miles across the US.

T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
Phone 1-800-318-9270
Internet http://www.T-Mobile.com

Branded postpaid phone net additions amounted to 1.0 million, flat year-over-year and up 33% from 754,000 net additions in the third quarter of 2019. This result reflects strong gross branded postpaid phone customer additions, up 5% year-over-year, in a very competitive environment.

T-Mobile also saw continued strength in total branded postpaid net additions, reporting net additions of 1.3 million in the fourth quarter of 2019. For full-year 2019, the company added 4.5 million branded postpaid net additions, which exceeded the top end of the increased guidance range for branded postpaid net customer additions of 4.1 to 4.3 million.

Branded prepaid net customer additions were 77,000 in the fourth quarter of 2019 and 339,000 for full-year 2019. Migrations to branded postpaid plans reduced branded prepaid net customer additions by approximately 160,000 in the fourth quarter of 2019 and 525,000 for full-year 2019.

Wholesale net customer additions were 472,000 in the fourth quarter of 2019 and 2.2 million for full-year 2019.

Postpaid phone churn amounted to 1.01% in the fourth quarter of 2019, up 2 basis points year-over-year, reflecting continued strong brand loyalty in a heightened competitive environment.

Branded prepaid churn was 3.97% in the fourth quarter of 2019, down 2 basis points year-over-year and down 1 basis point sequentially.

Preliminary Customer Results

Our customer results for the fourth quarter and full-year 2019 are preliminary and subject to change pending completion of our year-end closing review procedures. America’s Un-carrier plans to share more details and its full financial results for the fourth quarter and full-year 2019 in February.

	As of			% Change
(in thousands)	December 31, 2019	September 30, 2019	December 31, 2018	Qtr/Qtr	Year/Year
Customers, end of period
Branded postpaid phone customers	40,345	39,344	37,224	3%	8%
Branded postpaid other customers	6,689	6,376	5,295	5%	26%
Total branded postpaid customers	47,034	45,720	42,519	3%	11%
Branded prepaid customers (1)	20,860	20,783	21,137	—%	(1)%
Total branded customers	67,894	66,503	63,656	2%	7%
Wholesale customers (1)	18,152	17,680	15,995	3%	13%
Total customers, end of period	86,046	84,183	79,651	2%	8%
Adjustments to branded prepaid customers		(616)
(1)On July 18, 2019, we entered into an agreement whereby certain T-Mobile branded prepaid products will now be offered and distributed by a current MVNO partner. As a result, we included a base adjustment in Q3 2019 to reduce branded prepaid customers by 616,000. Prospectively, new customer activity associated with these products is recorded within wholesale customers.

T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
Phone 1-800-318-9270
Internet http://www.T-Mobile.com

	Quarter			% Change		Year Ended		% Change
(in thousands)	Q4 2019	Q3 2019	Q4 2018	Qtr/Qtr	Year/Year	2019	2018	2019 vs 2018
Net customer additions
Branded postpaid phone customers	1,001	754	1,020	33%	(2)%	3,121	3,097	1%
Branded postpaid other customers	313	320	338	(2)%	(7)%	1,394	1,362	2%
Total branded postpaid customers	1,314	1,074	1,358	22%	(3)%	4,515	4,459	1%
Branded prepaid customers (1)	77	62	135	24%	(43)%	339	460	(26)%
Total branded customers	1,391	1,136	1,493	22%	(7)%	4,854	4,919	(1)%
Wholesale customers (1)	472	611	909	(23)%	(48)%	2,157	2,125	2%
Total net customer additions	1,863	1,747	2,402	7%	(22)%	7,011	7,044	—%
(1)On July 18, 2019, we entered into an agreement whereby certain T-Mobile branded prepaid products will now be offered and distributed by a current MVNO partner. As a result, we included a base adjustment in Q3 2019 to reduce branded prepaid customers by 616,000. Prospectively, new customer activity associated with these products is recorded within wholesale customers.

	Quarter			Qtr/Qtr	Year/Year	Year Ended		2019 vs 2018
	Q4 2019	Q3 2019	Q4 2018			2019	2018
Branded postpaid phone churn	1.01%	0.89%	0.99%	12 bps	2 bps	0.89%	1.01%	-12 bps
Branded prepaid churn	3.97%	3.98%	3.99%	-1 bps	-2 bps	3.82%	3.96%	-14 bps

T-Mobile Social Media

Investors and others should note that we announce material financial and operational information to our investors using our investor relations website, press releases, SEC filings and public conference calls and webcasts. We also intend to use certain social media accounts as means of disclosing information about us and our services and for complying with our disclosure obligations under Regulation FD (the @TMobileIR Twitter account (https://twitter.com/TMobileIR) and through April 30, 2020, the @JohnLegere Twitter (https://twitter.com/JohnLegere), Facebook and Periscope accounts, which Mr. Legere also uses as means for personal communications and observations, and on and after May 1, 2020 the @SievertMike Twitter (https://twitter.com/SievertMike) account, which Mr. Sievert also uses as a means for personal communications and observations). The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described above may be updated from time to time as listed on our investor relations website.

About T-Mobile US, Inc.:

As America's Un-carrier, T-Mobile US, Inc. (NASDAQ: TMUS) is redefining the way consumers and businesses buy wireless services through leading product and service innovation. Our nationwide 5G and advanced 4G LTE network delivers outstanding wireless experiences to 86.0 million customers who are unwilling to compromise on quality and value. Based in Bellevue, Washington, T-Mobile US provides services through its subsidiaries and operates its flagship brands, T-Mobile and Metro by T-Mobile. For more information, please visit http://www.t-mobile.com or join the conversation on Twitter using $TMUS.

Important Additional Information

In connection with the Transactions, T-Mobile US, Inc. (“T-Mobile”) has filed a registration statement on Form S-4 (File No. 333-226435), which contains a joint consent solicitation statement of T-Mobile and Sprint Corporation (“Sprint”), that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the Transactions with the SEC. The registration statement on Form S-4 was declared effective by the SEC on October 29, 2018, and T-Mobile and Sprint commenced mailing the joint consent solicitation statement/prospectus to their respective stockholders on October 29, 2018. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED
T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
Phone 1-800-318-9270
Internet http://www.T-Mobile.com

WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain these documents free of charge from the SEC’s website or from T-Mobile or Sprint. The documents filed by T-Mobile may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov, or from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov, or from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including information concerning T-Mobile US, Inc.’s future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” or similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the failure to obtain, or delays in obtaining, required regulatory approvals for the merger (the “Merger”) with Sprint Corporation (“Sprint”), pursuant to the Business Combination Agreement with Sprint and other parties therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”), risks associated with the actions and conditions we have agreed to in connection with such approvals, and the risk that such approvals may result in the imposition of additional conditions that, if accepted by the parties, could adversely affect the combined company or the expected benefits of the Transactions, or the failure to satisfy any of the other conditions to the Transactions on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Business Combination Agreement; adverse effects on the market price of our common stock or on our operating results because of a failure to complete the Merger in the anticipated timeframe, on the anticipated terms or at all; inability to obtain the financing contemplated to be obtained in connection with the Transactions on the expected terms or timing or at all; the ability of us, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of our or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the Transactions on the market price of our common stock and on our or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant costs related to the Transactions, including financing costs, and unknown liabilities of Sprint or that may arise; failure to realize the expected benefits and synergies of the Transactions in the expected timeframes, in part or at all; costs or difficulties related to the integration of Sprint’s network and operations into our network and operations, including intellectual property and communications systems, administrative and information technology infrastructure and accounting, financial reporting and internal control systems, and the alignment of the two companies’ guidelines and practices; costs or difficulties related to the completion of the divestiture of Sprint’s prepaid wireless businesses to DISH Network Corporation and the satisfaction of any related government commitments to such divestiture; the risk of litigation or regulatory actions related to the Transactions, including the antitrust litigation related to the Transactions brought by the attorneys general of certain states and the District of Columbia; the inability of us, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the Business Combination Agreement during the pendency of the Transactions could adversely affect our or Sprint’s ability to pursue business opportunities or strategic transactions; adverse economic, political or market conditions in the U.S. and international markets; competition, industry consolidation, and changes in the market for wireless services, which could negatively affect our ability to attract and retain customers; the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments, or acquisitions in the technology, media and telecommunications industry; challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades; the possibility that we may be unable to renew our spectrum licenses on attractive terms or acquire new spectrum licenses at reasonable costs and terms; difficulties in managing growth in wireless data services, including network quality; material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance; the timing, scope and financial impact of our deployment of advanced network and business technologies; the impact on our networks and business from major technology equipment failures; inability to implement and maintain effective cyber security measures over critical business systems; breaches of our and/or our third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information; natural disasters, terrorist attacks or similar incidents; unfavorable outcomes of existing or future litigation; any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks and changes in data privacy laws; any disruption or failure of our third parties’ or key suppliers’ provisioning of products or services; material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact; changes in accounting assumptions that regulatory agencies, including the Securities and Exchange Commission (“SEC”), may require, which could result in an impact on earnings; changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions; the possibility that the reset process under our trademark license results in changes to the royalty rates for our trademarks; the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others; our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective; the occurrence of high fraud rates related to device financing, credit card, dealers, or subscriptions; and interests of a majority stockholder may differ from the interests of other stockholders. Given these risks and uncertainties,
T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
Phone 1-800-318-9270
Internet http://www.T-Mobile.com

readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law.

Press Contact:	Investor Relations Contact:
Media Relations	Nils Paellmann
T-Mobile US, Inc.	T-Mobile US, Inc.
mediarelations@t-mobile.com	investor.relations@t-mobile.com
http://newsroom.t-mobile.com	http://investor.t-mobile.com

T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
Phone 1-800-318-9270
Internet http://www.T-Mobile.com